UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 31, 2006

DUKE REALTY LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Indiana	0-20625	35-1898425
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street Suite 100 Indianapolis, IN 46240
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.              Unregistered Sales of Equity Securities.

On January 31, 2006, Duke Realty Limited Partnership (the “Partnership”), pursuant to the authority granted pursuant to Section 4.02(a) of the Partnership’s Second Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”), established a new series of Preferred Units designated as the 6.95% Series M Cumulative Redeemable Preferred Units, liquidation preference $250.00 per unit (the “Series M Preferred Units”), and authorized the issuance of all 736,000 of the Series M Preferred Units to Duke Realty Corporation, as the sole General Partner (the “General Partner”) of the Partnership, in connection with a registered public offering of the General Partner’s related 6.95% Series M Cumulative Redeemable Preferred Shares (the “Series M Preferred Shares”).  The Series M Preferred Units were issued in a transaction that was not registered under the Securities Act of 1933, as amended (the “Act”), in reliance upon applicable exemptions from registration under Section 4(2) of the Act.

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 1, 2006, the Partnership filed with the Secretary of State of the State of Indiana an amendment (the “Amendment”) to the Partnership’s Second Amended and Restated Agreement of Limited Parrtnership, to add to the Partnership Agreement a new Exhibit S establishing the number, terms and rights of the Partnership’s Series M Preferred Units.

Pursuant to General Instruction F to the Securities and Exchange Commission’s (the “Commission”) Form 8-K, the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by this reference.

Item 8.01.              Other Events.

On January 31, 2006, the General Partner completed the issuance of 736,000 Series M Preferred Shares to American Stock Transfer & Trust Company, as depositary, and the related issuance and sale to the public (the “Offering”) of 7,360,000 Depositary Shares, each representing 1/10th of a Series M Preferred Share.  The Depositary Shares were registered with the Commission pursuant to the General Partners’s registration statement on Form S-3 (Registration Statement No. 333-120492) (as may be amended, the “Registration Statement”), under the Securities Act of 1933, as amended.

In connection with the Offering, the Partnership entered into a Terms Agreement, dated as of January 5, 2006 (including the Underwriting Agreement attached as Annex A thereto, the “Terms Agreement”), together with the General Partner and the several underwriters named therein.  The Terms Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by this reference.

Item 9.01.              Financial Statements and Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Exhibit
1.1	Terms Agreement, dated as of January 5, 2006 (including the related Underwriting Agreement attached as Annex A thereto and made a part thereof),

by and among Duke Realty Corporation, Duke Realty Limited Partnership, and the several underwriters named therein.
3.1

Amendment to the Second Amended and Restated Agreement of Limited Partnership of Duke Realty Limited Partnership, to add a new Exhibit S establishing the amount, terms and rights of Duke Realty Limited Partnership’s 6.95% Series M Cumulative Redeemable Preferred Units, liquidation preference $250.00 per unit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP

	By:	Duke Realty Corporation,
As its sole General Partner

February 6, 2006	By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Executive Vice President, General Counsel and Secretary